Supplement dated April 17, 2018 to the

PNC Funds Prospectus and Statement of Additional Information

and PNC Small Cap Fund Summary Prospectus,

each dated September 28, 2017, as supplemented

PNC Small Cap Fund

Effective May 17, 2018, PNC Small Cap Fund shares will be available for purchase by new investors and the restrictions on new investor relationships for the Small Cap Fund described in the documents listed above are hereby removed.

The Fund reserves the right, in its discretion and without advance notice, to impose purchase and/or exchange restrictions at any time should it believe further growth in assets could result in capacity restraints or would not be in the interest of shareholders.

Please contact PNC Funds at 1-800-622-FUND (3863) for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SP-007-0418